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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



/s/ KPMG LLP
--------------------
KPMG LLP


San Francisco, CA
June 29, 2001


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